EXHIBIT (23)

                     CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 (and Amendment No. 2 thereto) of Wausau-Mosinee Paper Corporation relating to the registration of 675,000 shares of its common stock, no par value, in connection with the Wausau-Mosinee Paper Corporation Savings and Investment Plan (the "Plan") of our report dated June 15, 1999 appearing in Plan's annual report on Form 11-K for the year ended December 31, 1998.

                                   WIPFLI ULLRICH BERTELSON LLP

                                   WIPFLI ULLRICH BERTELSON LLP

 June 28, 1999
 Wausau, Wisconsin

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